UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)                  July 13, 2009
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On July 13, 2009, Unisys Corporation issued a news release providing a preliminary view of selected financial results for the quarter ended June 30, 2009 and announcing the price at which its common stock will be issued in connection with the exchange offers and consent solicitations it announced on June 30, 2009. The release is filed as Exhibit 99 to this Current Report.

     The information in this Current Report, including the Exhibit attached hereto, shall be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into the company's filings under the Securities Act of 1933, as amended.


Item 9.01.    Financial Statements and Exhibits.

(d)  The following exhibit is being filed herewith:

     99   News Release, dated July 13, 2009, of Unisys Corporation

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: July 13, 2009                               By: /s/ Janet B. Haugen
                                                      -------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
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99           News Release, dated July 13, 2009, of Unisys Corporation.